Exhibit 99.1  Filed by Enterprise Financial Services Corp Pursuant to Rule 425 of the Securities Act of 1933 and deemed filed pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934 Subject Company: Trinity Capital Corporation Commission File No.: 001-15373 November 1, 2018 Welcome to Enterprise Bank & Trust November 1, 2018

Table of Contents I. Message from Leadership 3 II. Forward Looking Statements 4 III. Frequently Asked Questions 5 IV. Key Highlights 12 V. A Little More About Us 13 VI. Benefits Information 14 VII. Executive Biographies 18 2

Message from Leadership November 1, 2018 Dear Los Alamos National Bank Associates, We are excited to announce that LANB is planning to join Enterprise Bank & Trust (Enterprise). The boards of Trinity Capital Corporation and Enterprise Financial Services Corp (EFSC), our respective parent companies, have approved an agreement to merge our two companies. Pending finalization, LANB will join the Enterprise team. As with any agreement like this one, there will be three major milestones: 1. Public Announcement (occurring today) 2. Legal Close (when, among other things, LANB legally merges with Enterprise) 3. System Integration (when we migrate associates and clients to common systems) Certainly you have many questions about what lies ahead, and Enterprise has provided the enclosed materials with some initial information. We are committed to transparent communication throughout this process, and we will provide you with ongoing updates throughout the legal close and system integration process. Our intention is to partner with you every step of the way. Enterprise Bank & Trust is probably not a name with which you’re familiar, so to begin, we want to tell you a little more about the company. Enterprise was founded in St. Louis, Missouri in 1988. Primarily through organic growth and strategic mergers, we have become the largest publicly traded community bank headquartered in St. Louis. Today, Enterprise is a $5.5B asset bank with 28 locations spanning the St. Louis, Kansas City and Phoenix metropolitan areas with specialized banking solutions that are delivered throughout the United States. Together, Enterprise and LANB will be better positioned to provide opportunities for talented team members. We envision that the combined strength of our companies will allow us to offer a wider array of services and a better overall banking experience. Enterprise’s benefits strategy is designed to attract, retain and motivate the best talent by providing highly valued healthcare, wellness, financial and work/life balance benefits for associates and their families. But don’t take our word for it, take a moment to listen to what Enterprise associates say about their bank in this video. As we prepare to combine our organizations, rest assured that we will remain true to the principles that both of our companies were founded on: local decision-making, long-standing client relationships, community involvement and engaged associates. We are excited for our partnership and look forward to continuing to deliver on our promises to clients and communities, together with you. Regards, Jim Lally John Gulas President & CEO President & CEO Enterprise Financial Services Corp Los Alamos National Bank 3

Forward-looking Statements Certain statements contained in this filing may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. EFSC does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits of the Merger may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to the completion of the Merger or thereafter, EFSC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission (the “SEC”). For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Additional Information About the Merger and Where to Find It In connection with the proposed merger transaction, EFSC will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Trinity, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement, as well as any amendments or supplements to those documents, when it becomes available, because they will contain important information about the proposed acquisition. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and Trinity, may be obtained at the SEC’s Internet site (http://www.sec.gov). EFSC and Trinity and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Trinity in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2018 and as amended by supplements to the proxy statement filed with the SEC on March 14, 2018, March 30, 2018, and April 19, 2018. Information about the directors and executive officers of Trinity is set forth in the proxy statement for Trinity’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 20, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 4

Frequently Asked Questions WHO IS ENTERPRISE BANK & TRUST? Enterprise Bank & Trust (Enterprise) is probably not a name with which you’re familiar, so here’s a little more about us: Enterprise was founded as a startup in St. Louis in 1988. We have grown organically and through acquisition to become the largest publicly traded community bank based in St. Louis. Today, we have 28 locations spanning the St. Louis, Kansas City and Phoenix metropolitan areas. As a financial services partner, our activities fall into three main categories, all related to growth in one way or another. We: ● Empower private businesses to improve their ability to compete; ● Help families to secure their financial futures; and ● Invest in our communities to advance quality of life. We’d like to show a video that will give you some insight into our personality and culture. We’re proud of earning a reputation for exceptional client service and satisfaction by devoting ourselves to long-standing personal relationships. Talent, strength and passion signal who we are, what we believe in and how we’re different from our competitors. You can view the video here. WHY IS LANB MERGING WITH ENTERPRISE? Over the next few days, you may read headlines that say, “Trinity Capital Corporation Sells to Enterprise Financial Services Corp” or “Los Alamos National Bank Acquired by Enterprise Bank & Trust.” While those headlines may be technically correct, they don’t convey the true spirit of the merger transaction. We think that now is the right time to join forces because there is a huge opportunity to combine our strengths and be better together than each organization was separately. This merger helps us both in the pursuit of our strategy and goals, which do not change, except we believe we can get there faster. Here’s how: ● This move is consistent with Enterprise’s vision for continued growth built on commercial lending strategies, augmented with credit, and fueled by diversified funding across various markets and business segments. ● LANB’s impressive deposit base complements Enterprise’s business lending focus, in addition to its strong community bank profile in STL, KC and PHX. ● On a combined basis, Enterprise Financial Services Corp (EFSC) will hold approximately $7 billion in assets, with robust earning power, ample scale, a materially stronger position in all markets and an even more compelling value proposition for associates, clients, communities and shareholders. ● The merger further enhances Enterprise’s presence in the Southwest, consistent with our move into Phoenix - we are well positioned to continue this expansion out West. The common thread that links Enterprise to LANB is one that may be the reason you decided to work at LANB originally. We’re both community banks with long histories of community service and generations of helping families with their personal, business and wealth management needs. At the core, the mission, vision and cultures of both companies are aligned. 5

WHAT CAN I DO TO HELP CLIENTS DURING THIS MERGER PROCESS? Just as you've helped people through changes in the past, you can make a tremendous difference by maintaining an enthusiastic, positive attitude. Your clients' perception of this event is highly influenced by your reaction to it. This is a big change for everyone and your positive attitude is the best way to assure clients that they can expect to receive the same personalized service you have always provided. Throughout this journey, we are committed to doing everything we can to provide you with information and relevant updates so that you can feel confident when discussing the merger with your clients. WHAT DOES ENTERPRISE DO TO SUPPORT ITS COMMUNITIES? One of Enterprise’s Guiding Principles is Corporate Citizenship: "We are committed to managing our business and community relationships in ways that positively impact our associates, clients, and the diverse communities where we live and work." Individually, associates are offered Voluntary Time Off (VTO) and can participate in a corporate matching program for financial donations to personally selected nonprofits. Throughout the year, various volunteer opportunities, charitable drives and fundraising events are advertised internally. These events are either organized by individual branches/units for local activities or at the corporate level for regional events, and even national events which occur in all of our markets. As an organization, we also contribute to the strength and health of our communities through the Enterprise Bank & Trust Foundation. WHEN WILL LANB ASSOCIATES KNOW THE TIMELINE OF THE TRANSITION? The merger is subject to closing conditions, including regulatory approval and Trinity Capital Corporation (Trinity) shareholder approval. As more information becomes available, plans are finalized and decisions are made, we are committed to being as transparent as possible, while complying with applicable laws. WHEN WILL THE MERGER CLOSE? The merger is subject to closing conditions, including regulatory approval and Trinity shareholder approval. As more information becomes available, and plans are finalized and decisions are made, we are committed to being as transparent as possible, while complying with applicable laws. WILL YOU BE KEEPING ALL LANB BANKING CENTERS? Yes, we expect all current LANB branches will remain open. Following closing and systems conversion, LANB clients will be able to conduct business in four (4) states, and our combined bank will provide service across 34 locations. ASSOCIATE FAQ’S WHEN WILL MEETINGS WITH THE ENTERPRISE MANAGEMENT TEAM BEGIN? Meetings between the Enterprise team and each LANB branch will take place immediately following the merger announcement. In addition, plans are underway to have follow-up Town Hall meetings to let all associates know about Enterprise, timelines relative to transaction close and eventual conversion, benefits and other information. During Town Hall meetings, food and drinks are served for all attendees. 6

WHAT IS ENTERPRISE’S ASSOCIATE EXPERIENCE LIKE? We take great effort and pride in creating a strong culture for our associates. This begins with referring to our “clients” as people or clients, and our “employees” as associates. Additionally, we have a set of Guiding Principles that describe our commitment to defining the character and culture of our company in all circumstances, irrespective of changes in goals, strategies, type of work or top management. Our principles focus on Integrity, Client Success, Accountability, Teamwork & Diversity, Continuous Improvement, Balance and Corporate Citizenship. We work to exemplify these Principles through everyday behaviors, management practices, and organizational norms. Finally, we offer many exciting opportunities for our associates, ranging from free or discounted banking services, tuition reimbursement, an Employee Assistance Program (EAP) for associates and family members, an award-winning wellness program, discounted tickets for community events, and encouragement for our associates to focus on their own training & development. WHAT DO WE HAVE TO DO TO PREPARE FOR CONVERSATIONS WITH THE MANAGERS AND HUMAN RESOURCE REPRESENTATIVES FROM ENTERPRISE? DO WE NEED TO UPDATE OUR RESUMES AND/OR CONDUCT JOB INTERVIEWS? In preparation for the integration process, we are in collective discussions about personnel and staffing decisions for the combined organization. This collaboration will begin shortly after announcement and will include all associates. HOW WILL TRAINING FOR ASSOCIATES BE ACCOMPLISHED? One of Enterprise’s past approaches that has proven to be effective is what it calls "sister branches." Each LANB branch will be assigned to an Enterprise sister branch, and the managers and staff at those branches will work with and support one another throughout the transition process. A comprehensive training plan will also be created to ensure a well-coordinated approach to training across the combined organization. More details will be communicated at the appropriate time. WILL DEPARTMENTS BE MOVING TO DIFFERENT LOCATIONS? As part of any merger we perform ongoing assessments of both companies to determine how the combined entity will be most effectively organized. Currently, we have associates who operate from merged locations that are within our operations and other support teams, and our plan today reflects that. As we get closer to the closing, we expect to communicate these findings, with the goal of minimizing disruption for associates and clients. WILL CERTAIN DEPARTMENTS BE ASKED TO STAY ON ONLY THROUGH CONVERSION? Future staffing needs will be ongoing, and decisions regarding individuals, teams and departments will be made and communicated within several days following closing. WILL OUR PERFORMANCE REVIEW PROCESS CHANGE? Currently both organizations follow similar methodologies for performance management. While the systems and timing of the review process may change slightly, we envision the overall experience will be similar to what LANB uses today. IS THE DRESS CODE FOR ENTERPRISE DIFFERENT FROM OUR CURRENT ONE? We do not anticipate significant changes to LANB’s dress code, as the current dress code affords a range of appropriate dress guidelines that include casual attire to business attire, and that varies by function, season and occasion. We anticipate minimal changes to dress code from LANB’s current standard. 7

BENEFIT FAQ’S IF AN ASSOCIATE CONTINUES WITH THE COMBINED COMPANY, WILL THEIR YEARS OF SERVICE “COUNT” IN THE NEW ORGANIZATION? Yes. Years of services with LANB will be counted for associates who continue in positions with the combined company. Continuous service time, which considers all time worked since the original hire date, will be used to determine time off accrual rates and most other benefit eligibility decisions. WHAT HEALTH INSURANCE WILL BE PROVIDED AND AT WHAT COST TO ASSOCIATES? WILL THE BENEFIT PLAN OPTIONS (MEDICAL, PHARMACY, DENTAL, VISION) STAY THE SAME UNTIL NEXT YEAR? The current expectation is to eventually transition all associates onto a set of common benefits. For the upcoming year, there will be no changes to medical, pharmacy, dental or vision, as each organization will maintain its separate programs until the next open enrollment period. Enterprise and LANB both currently provide competitive health insurance options through a similar network of providers, and Enterprise will consciously consider LANB’s current benefits and plan design in determining its next set of open enrollment options. WHAT ABOUT TIME OFF, DISABILITY, AND OTHER SUCH PROGRAMS? Final decisions about the combined organization's time off programs, including how and when to transition associates from their current programs to those identified for the future, will be communicated after close. Both leave programs are similar, and we anticipate minimal changes in days of PTO and disability between the two organizations. Administratively, there are always changes in certain details that will be communicated as they become applicable. These changes typically follow closely after payroll merger. Any necessary education/training will be provided prior to implementation. In the meantime, current program guidelines will be followed and associates should continue to follow current processes regarding requesting and gaining approval for future time off. WILL ALL ASSOCIATES WHO ARE NOT RETAINED RECEIVE SEVERANCE? All associates whose positions are eliminated as a result of the merger and who do not find another position within the combined company will be offered a competitive severance package. WILL STAFF BE ABLE TO DRAW UNEMPLOYMENT? WILL COBRA BE OFFERED? Any associate whose employment is terminated directly as a result of the consummation of the merger will be able to apply for unemployment compensation. All COBRA laws and regulations will be followed. In addition, the current practice is to pay 90 days of the employer portion of COBRA as part of the severance package. 8

HOW WILL OUR 401(K) / TRINITY CAPITAL CORPORATION STOCK BE HANDLED AND WHAT IS THE ASSOCIATED TIMING? DO WE HAVE THE OPTION TO REVIEW THE NEW 401(K) OPTIONS PRIOR TO BEING AUTO-ENROLLED IN THE PLAN? We will carefully prepare for the transition from the current Trinity 401(k) plan to the combined company's plan and will communicate and support associates as needed throughout the process. The transition process will include education about all program options, and the timing of payroll conversion. It is important to note that Enterprise offers a competitive 401(k) plan that provides a 100% match of the first 6% of eligible compensation. WHAT HAPPENS TO THE TRINITY ESOP? At the time of the closing, the stock in the ESOP will be converted into merger consideration, which includes EFSC stock. It is our understanding that shares in the ESOP have been fully allocated to participant accounts and should be voted in accordance with participant direction in connection with this transaction. DOES EFSC HAVE AN ESOP? No, however EFSC has a competitive Employee Stock Purchase Plan (ESPP) that includes the following elements: ● Associates can elect to deduct 1% - 15% of eligible pay (after tax) per paycheck, up to $25,000 annually. ● Purchase price per share will equal 85% of the closing price on either the first business day of the offering period or the last business day of the offering period, whichever is lower. ● Purchase dates are May 31 and November 30. ● Pays purchase-related commission fees on share purchases. WILL STAFF SALARIES BE AFFECTED? No. Associates that transition to employment with the combined organization in the same position they held with LANB prior to the closing date and continue in that position will receive an annual base salary or wage level at least equal to that paid to the associate prior to the closing date for their first year. After the one-year anniversary of the closing date, associate compensation will be reviewed and assessed for market conditions at such time and on an ongoing basis. CLIENT FAQ’S WILL MY ACCOUNT NUMBER/DEBIT CARD/SERVICE CHARGE CHANGE? While we cannot guarantee account numbers will remain the same, there is no need for you or our clients to change any current practices at this time. For now, it’s business as usual, and you may do your banking as you’ve always done. As we prepare to finalize our partnership, we will be evaluating accounts and planning to integrate our systems. We pledge to communicate any necessary changes in a clear and timely manner. WILL BRANCH HOURS CHANGE? Enterprise does not intend to change hours, as they have been set by the current management team based on client need. This is an analysis Enterprise performs periodically to ensure client expectations are being met. WILL LOCAL BANKERS HAVE THE AUTHORITY TO MAKE DECISIONS? Our philosophy is to keep the decision process close to the client. We treat each Branch/Department as its own business and the applicable manager can run their business and guide clients to ensure they are fully benefiting from all Enterprise has to offer. This is similar to LANB’s current processes. 9

DOES ENTERPRISE OFFER ADVANTAGES FOR MY BUSINESS CLIENTS? Following the merger, former clients of LANB will have access to a full suite of sophisticated Treasury Management solutions from Enterprise that will allow them to seamlessly manage cash on a daily basis. This includes the ability to speed up cash flow, automate receivables, invest excess funds, efficiently administer payables, prevent fraud as well as provide the online tools required from a reconciliation and information reporting perspective. Our Treasury Management professionals will also work with clients on an ongoing basis to help configure and refine their product set into a powerful, effective program for managing cash resources as their business grows and evolves. WILL CLIENT ACCOUNTS STAY THE SAME? WILL THE CHANGE OF OWNERSHIP AFFECT CLIENTS’ DIRECT DEPOSITS? Each bank will remain independent until the transaction is formally approved by regulators and Trinity shareholders and the transaction has closed. Post-close, LANB clients will not be able to transact business at Enterprise branches (and vice versa) until computer systems have been integrated. Once the integration is complete, Enterprise and LANB clients will be able to transact business at any of the combined organization’s branches. Both organizations are committed to making the transaction for clients as seamless as possible, including offering a competitive suite of products and services that embraces a “best of both” perspective. WHAT PRODUCTS WILL BE OFFERED? WHAT HAPPENS TO OUR ASSOCIATE ACCOUNTS? Enterprise is currently mapping all product features and benefits to compare products and determine the appropriate product set, and decisions will be communicated to associates at the appropriate time. WILL ACCOUNT NUMBERS REMAIN THE SAME? SHOULD CLIENTS REORDER THEIR CURRENT CHECKS? While we cannot guarantee account numbers will remain the same, clients should not change any of their current practices. WILL DEBIT CARDS REMAIN THE SAME OR WILL THEY BE REISSUED? Multiple options are being investigated to provide the greatest benefits and features to clients with as little impact as possible. HOW WILL CURRENT LANB TIME DEPOSIT ACCOUNTS CHANGE ONCE THE BANKS HAVE MERGED AND AFTER THE CONVERSION? These accounts should see no change. The client will receive notice upon maturity to contact the bank for current rates. WILL DEPOSITS CONTINUE TO BE INSURED BY THE FDIC? Deposits will continue to be insured by the FDIC up to the maximum amount allowed by law. WHAT IS GOING TO HAPPEN TO THE CUSTOMER FACING LANB ASSOCIATES? WILL THEY STILL HAVE THEIR JOBS? We do not plan to close or consolidate LANB’s branches, therefore we do not expect branch-based or customer facing associates to lose their positions as a result of this merger. 10

WILL THE NEWLY COMBINED BANK BE OFFERING NEW PRODUCTS? The combined organization will offer LANB’s clients a broader array of products and services, including expanded treasury management services, business and consumer card products and more. Disclaimers: The questions and answers in this FAQ page are intended to provide a brief summary. If there is an inconsistency between this document and the plan documents, the plan documents will govern. Further, Enterprise and EFSC reserve the right to amend and terminate any benefit plans, programs or arrangements at any time. 11

Key Highlights We want you to feel comfortable and confident sharing information with friends, family and clients about our union. We’ve provided you with highlights to use when speaking with people. As always, when you have questions, we encourage you to ask your manager or email us at ask@enterprisebank.com. ● Subject to approval by Trinity Capital Corporation’s (Trinity) shareholders and applicable banking regulators, we plan to merge Trinity with and into Enterprise Financial Services Corp (EFSC), and soon thereafter merge LANB with and into Enterprise Bank & Trust (Enterprise). ● With this combination, EFSC will hold approximately $7 billion in assets, providing financial strength and the ability to continue our focus on providing exceptional service to the businesses and residents of Northern New Mexico and the Albuquerque metro area. ● The planned combination of LANB and Enterprise represents an alliance between two well-respected and like- minded companies. ● LANB clients will continue to enjoy the same personal attention and exceptional service they have come to expect, and we believe that over time, greater size and scale will afford combined clients access to enhanced products and services. ● We expect this union will generate tremendous growth: growing value for shareholders, growing choices and benefits for clients, growing economic advantages for clients and growing opportunities for associates. ● The combination adds talented new associates at all levels, as well as valuable new ideas and clients of all types in retail and commercial banking, wealth management and private banking. ● Both organizations have a long history of giving back and supporting their communities. These commonalities are important to us, and they will remain imperative as we unite. ● LANB can access Enterprise University, the half-day courses Enterprise offers that are free to people in the communities we serve and cover a wide range of business topics. ● Enterprise will invite members of the LANB team to participate in our Engagement & Inclusion Ambassador Program. This group works to create an inclusive work environment where the unique qualities of our associates are celebrated for better understanding of the needs of our diverse clients and our communities. ● With the addition of LANB, Enterprise’s efforts to foster innovation for improved client engagement also grow. We will advance this effort through our continued emphasis on an incubator focused on creating, supporting and encouraging internal innovation targeting the client experience. ● Your clients don’t need to do anything at this time. Products you offer and accounts remain the same as before. Checks, ATM/debit card and PIN numbers are unchanged at this time. Clients should continue to reorder checks and make loan payments and deposits just as they do today. ● EFSC and Enterprise have significant experience in mergers, having successfully completed many transactions in the last decade. The Enterprise and LANB leadership teams are wholly committed to making this transition as seamless as possible — and to keeping our clients informed and involved in the progress along the way. 12

A Little More About Us At Enterprise Bank & Trust (Enterprise), our mission is to guide people to a lifetime of financial success. Our mission speaks to who we are and what we do. We’re committed to supporting dreams, securing financial futures and delivering on community investment for all people. Here’s a look at some of the few ways we’re recognized for our differentiation both locally, and nationally: Enterprise is different from other banks in three ways: 1. Providing specialized expertise through our people (talent). ● We’re incredibly proud to be named to the list of America’s Best Banks to Work For in 2018, a coveted list of banks identified by the American Banker. ● Our net promoter score (NPS) is 65 – almost double the industry average of 35. Our NPS is up there with brands like Apple, Nordstrom and Zappos. ● We offer a wide range of specialized expertise that other banks don’t have including aircraft financing, enterprise value lending, tax credit services and life insurance premium finance. ● The average tenure of associates with the bank is 7 years, which is considered excellent in the banking industry. 2. Financial stability and a networking ecosystem that spurs opportunity and action (strength). ● At $5.5 billion in assets, we are at a distinctive size – we’re in a sweet spot. We can bank anyone in town, but we retain the intimacy community banks offer. ● We have an investment grade rating through Kroll, a ratings agency that selects the strongest banks in the country based on liquidity, asset quality, capital adequacy and earnings. ● We provide easy access to local decision makers, quick turnaround delivered with flexibility and expertise with knowledge of your business. ● We were recently ranked #14 out of 161 banks in our size range based on financial performance scorecard (Bank Director, 3rd Quarter 2017, Volume 27, Number 3). 3. Empowering people and communities (passion). ● Last year, 239 non-profit organizations received charitable contributions. ● Our associates spent 775 hours utilizing the associate volunteer time off program in addition to countless hours volunteered outside of the program. ● Through Enterprise University, our highly acclaimed business education program, we are educating thousands of people (more than 17,000 total) at no cost to them. ● Through our work, $183 million in new markets tax credits were allocated, supporting 8,013 jobs through 41 businesses and enabling alternative sources of financing into low income communities. ● We offer a reciprocal mentoring program that pairs executives with mid-level associates of color and/or women, and other career acceleration programs to develop high-potential associates for a career in banking. 13

Benefits Information Enterprise’s benefits strategy is designed to attract, retain and motivate the best talent by providing highly valued healthcare, wellness, financial and work/life balance benefits for our associates and their families. ELIGIBILITY The following benefits are offered to all associates working 20 or more hours per week. The effective date for LANB associates to become eligible for Enterprise benefit plan participation will be immediately following the ceasing of LANB benefit offerings. The timing of this transition from LANB benefit plans to Enterprise benefit plans will be determined and communicated at a later date. Associates will be given credit for service/time employed at LANB. KEEPING ASSOCIATES AND FAMILIES HEALTHY Note: Spouses and Domestic Partners with medical coverage through their employer are not eligible for health insurance through the Enterprise plan. However, spouses/domestic partners may enroll in dental, vision, or life insurance programs regardless of other employer sponsored coverage available. Health Insurance • High Deductible Health Plan (HDHP) • Traditional PPO Plan • Preventive Care covered at 100% • Prescription Drug Coverage • Premiums tiered by annual salary Health Savings Account • For use with High Deductible Health Plan (HDHP) • Account is portable • Enterprise-provided HSA contributions (investing tiered to annual salary) Wellness Incentives • Discount applied to medical premium • Two levels of engagement/discount provided based on annual wellness points earned throughout the year • Additional discount available for spouse participation • Annual biometric screening Dental Insurance • Two plan options, “base” and “buy up” • Preventive services covered at 100% with no deductible • Orthodontia for adults and children is covered in buy-up plan Flexible Spending Accounts • Three options to elect: 1. Healthcare FSA 2. Limited Healthcare FSA 3. Dependent Care FSA 14

Vision Insurance • No deductible • Adults: one annual eye exam plus coverage for contact lenses or eyeglass lenses every 12 months; coverage for frames every 24 months • Children: two annual eye exams plus coverage for second pair of glasses (frames and lenses) if vision prescription changes 0.5 diopter or greater Group Term Life and Accidental Death and Dismemberment (AD&D) Insurance • Enterprise-paid up to 2.5 times annual salary (up to maximum of $200,000) Supplemental Life and AD&D Insurance • Available for self, spouse and dependents • New associates can elect up to $140,000 in supplemental life insurance or up to $30,000 in supplemental spouse insurance within the first thirty days of employment, without evidence of insurability • Evidence of insurability may be required if elected coverage is over the guaranteed issued amount or if you enroll after initial eligibility period Short-Term Disability • Enterprise-paid, 60% of weekly earnings up to maximum of $2,500/week, for up to 12 weeks Long-Term Disability • Enterprise-paid, 60% of earnings up to $10,000 monthly maximum, after 90 days of qualified illness/injury PREPARING FOR THE FUTURE Retirement Income & Savings Plan 401(k) • All associates 21 years of age and older eligible to participate immediately upon hire • Automatic enrollment with 3% initial deferral rate, with 1% rate increases each year (up to 10% of compensation); associates may opt out or change their deferral rate at any time • Enterprise provides 100% per-pay-period match of first 6% contributed by associate • Enterprise contributions vest over 3 years (33% after year one, 66% after year two, fully vested after 3 years) • After-tax Roth contributions may also be made Employee Stock Purchase Plan • Associates can elect to deduct 1% - 15% of eligible pay (after tax) per paycheck • Contributions limited to $25,000 each calendar year • Purchase price per share will equal 85% of the closing price on either the first business day of the offering period or the last business day of the offering period, whichever is lower • Purchase dates are May 31 and November 30 • Enterprise pays for purchase-related commission fees on share purchases 15

Educational Assistance • Full-time associates who have completed six months of continuous employment are eligible • Applies to education directly related to associate’s present job, that enhances associate’s current job/future potential at the company, or contributes to completion of approved business degree • Reimbursement is 50% of the cost of tuition as long as associate receives grade of B- or better for graduate level courses and a grade of C or better for undergraduate level courses • Employment at Enterprise must continue three years beyond course and/or degree completion or associate will be required to reimburse Enterprise on a pro-rated basis • Enterprise may also pay expenses for position-related professional certifications, training courses, seminars and conferences WORK/LIFE BALANCE Paid Time Off • May be used for vacation, illness, appointments, bereavement not covered by bereavement policy, religious observances, Family and Medical Leaves not covered by Disability, and inclement weather • Calculated on a calendar year basis and accrues monthly based on years of service and Full Time Equivalency (FTE = average number of hours worked per week), as follows: Full Time Associate Full Time Officer Years of Service PTO Accrual Rate Years of Service PTO Accrual Rate 0-3 11.34 hours per month 0-6 14.67 hours per month (17 days annually) (22 days annually) 4-6 14.67 hours per month (22 days annually) 7+ 18 hours per month 7+ 18 hours per month (27 days annually) (27 days annually) Holidays • New Year’s Day • Memorial Day • Independence Day • Labor Day • Thanksgiving Day • Christmas Day • All Federal Reserve Holidays 16

Parental Leave • To qualify, an associate must have been employed by Enterprise for at least twelve months • Available to both primary and secondary caregivers immediately following the birth or adoption of his/her child • Primary caregivers receive up to twelve weeks of parental leave paid at 100% of base earnings (less all applicable taxes and withholdings) from the date of birth/adoption • Secondary caregivers receive up to two weeks of parental leave paid at 100% of base earnings (less all applicable taxes and withholdings) from the date of birth/adoption Bereavement Time • 3 days for death of immediate family members (spouse, domestic partner, parent or step-parent, child, stepchild or foster child, sibling, guardian, grandchild, grandparent or spouse’s grandparent, in-law (parent or sibling), aunt, uncle, niece or nephew) • 1 day for death of extended family members (cousin, spouse’s aunt, uncle or cousin, niece or nephew) 17

Executive Biographies Pictured from left to right: Keene Turner, Jim Lally, and Scott Goodman. JAMES B. LALLY, PRESIDENT & CEO Jim Lally is President and CEO of Enterprise Financial Services Corp (NASDAQ: EFSC). Throughout his career, Jim has helped EFSC achieve record financial results, increased market share, and industry-leading client satisfaction. Before being named CEO in May of 2017, he served as President of EFSC, Director of Fee Businesses and Director of Commercial Banking for Enterprise Bank & Trust, the company’s principal subsidiary. Before joining EFSC, Jim worked in various commercial banking capacities with U.S. Bank and Commerce Bank. Jim serves on the Wallis Companies Board, SSM Health Cardinal Glennon Children’s Foundation Board of Governors, St. Joseph’s Academy Board, St. Louis Archdiocesan Finance Council, St Louis Archdiocesan Property and Finance Committee, and is Trustee of the St. Louis Archdiocesan Fund. Currently, Jim is a member of the Regional Business Council of St. Louis and Jim’s past civic involvements include Friends of Scouting Campaign Chairman for the New Horizons District of the Boy Scouts of Greater St. Louis, Executive leadership team of the St. Louis Chapter of the American Heart Association and Algonquin Golf Club. A native of St. Louis, Jim received his MBA from the University of Missouri–St. Louis and his Bachelor of Science degree in finance from Saint Louis University. In June of 2016, Jim completed The Executive Program at the Darden School of Business University of Virginia. KEENE TURNER, EVP & CHIEF FINANCIAL OFFICER Keene S. Turner is Executive Vice President and Chief Financial Officer of Enterprise Financial Services Corp. In his role, he has responsibility for developing, implementing and overseeing the strategy and planning process, asset and liability management, investment portfolio management and investor relations. Keene previously served at National Penn Bancshares, Inc. in Pennsylvania as Executive Vice President and Chief Accounting Officer. Prior to National Penn, Turner was a vice president at the investment banking firm Griffin Financial Group, where he advised financial institutions on mergers, acquisitions and other strategic matters. He is a CPA, with public accounting experience at Ernst & Young, LLP. Throughout his experiences working at large accounting firms, he gained extensive skills in the areas of technical financial accounting consultations, mergers and acquisitions and securities offerings for global and national financial services clients. 18

Keene was selected as a recipient of the 40 Under 40 award Lehigh Valley Business and was also recognized by the St. Louis Business Journal as CFO of the Year in recognition of helping the company grow beyond the bottom-line. He is a summa cum laude graduate of Albright College in Reading, Pennsylvania with a Bachelor of Science Degree in Economics, Accounting and Business Administration. SCOTT R. GOODMAN, PRESIDENT, ENTERPRISE BANK & TRUST Scott Goodman is President of Enterprise Bank & Trust, the banking subsidiary of Enterprise Financial Services Corp. In his role as President of Enterprise, Scott directs commercial, business and consumer banking channels as well as the various fee business lines including wealth management in all three of its markets. He also serves on the legal board of Enterprise and on Enterprise Financial Services Corp executive management committee. Scott has held numerous positions since joining Enterprise in 2003, including Regional President, Regional Chief Credit Officer and Director of Fee Business Lines. Prior to Enterprise, Scott held various positions at US Bank and Boatman’s Bank. He has over 30 years of professional experience in financial management and banking. He received his BSBA in Accounting/Finance from Rockhurst University and his MBA from St. Louis University. Current and prior community development activities include United Way of Greater St. Louis Board of Directors and Chair of its Development Committee, the Mercy Health Foundation Board of Directors and Executive Committee, membership in the Young Presidents Organization (YPO), with participation in chapter leadership, the Board of Trustees at Our Little Haven, Habitat for Humanity volunteer and Rockhurst University Leadership mentor program. He has also served on the St. Louis Repertory Theatre Board of Directors, the Board and Finance Committee of Haven House St. Louis and the MS Society Corporate Achiever Committee. 19